EXHIBIT 27.6


                            CONSENT OF COUNSEL


      We herby consent to the reference to us in the Prospectus constituting part of this Amendment No. 1 to the Form SB-2 Registration Statement for Mirenco, Inc., under the caption "Legal Matters."




                                                 /s/DUNCAN, BLUM & ASSOCIATES
                                                 ----------------------------
                                                    DUNCAN, BLUM & ASSOCIATES


Bethesda, Maryland
August 8, 2000